Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-QSB of The TAG Group, Inc. (the "Company") on Form 10-QSB for the three months ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cecil Brandon, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 27, 2005
                                       /s/ Cecil Brandon
                                       -----------------------------------------
                                           Cecil Brandon
                                           Chief Executive Officer and
                                           Chief Financial Officer